UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 18, 2024

SANUWAVE Health, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11495 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 656-1029

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into A Material Definitive Agreement.

Securities Purchase Agreement and Common Stock Warrants

On June 18, 2024, Sanuwave Health, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) for the sale by the Company in a private placement (the “Private Placement”) of (i) the Company’s future advance convertible promissory notes in an aggregate principal amount of $1.3 million (the “Notes”), (ii) warrants to purchase an additional 32.5 million shares of common stock of the Company with an exercise price of $0.067 per share (the “First Warrants”) and (iii) warrants to purchase an additional 32.5 million shares of common stock of the Company with an exercise price of $0.04 per share (the “Second Warrants,” collectively with the First Warrants, the “Warrants”).  The exercise price of the Warrants is subject to adjustment, including if the Company issues or sells shares of common stock or Share Equivalents (as defined in the Warrants) for an effective consideration price less than the exercise price of the Warrants or if the Company lists its shares of common stock on the Nasdaq Capital Market and the average volume weighted average price of such common stock for the five trading days preceding such listing is less than $0.04 per share; provided, however, that the exercise price of the Warrants shall never be less than $0.01 per share. The Warrants have a five-year term. The closing of the Private Placement occurred on June 18, 2024 (the “Closing Date”). At the Closing Date, the Company received total proceeds of $1.8 million, consisting of $1.3 million from the Private Placement and $0.5 million from the issuance of the Promissory Note (as defined below).

Notes

As described above, on June 18, 2024, the Company issued Notes to the Purchasers in an aggregate principal amount of $1.3 million. Pursuant to the Notes, the Company promised to pay each Purchaser, its designee or registered assigns (the “Holder”) in cash and/or in shares of common stock, at a conversion price of $0.04 (the “Conversion Price”), the principal amount (subject to reduction pursuant to the terms of the Note, the “Principal”) as may be advanced in disbursements (each, a “Disbursement” and together, the “Disbursements,” with total principal of outstanding Disbursements equaling Principal), and to pay interest at a rate of fifteen percent (15%) per annum (“Interest”) on any outstanding Principal at the applicable Interest rate from the date of the Notes until the Notes are accelerated, converted, redeemed or otherwise. The Conversion Price of the Notes is subject to adjustment, including if the Company issues or sells shares of common stock for a price per share less than the Conversion Price of the Notes or if the Company lists its shares of common stock on the Nasdaq Capital Market and the average volume weighted average price of such common stock for the five trading days preceding such listing is less than $0.04 per share; provided, however, that the Conversion Price shall never by less than $0.01.

In connection with the Private Placement, on June 18, 2024, the Company entered into a security agreement in favor of each Purchaser to secure the Company’s obligations under the Notes (the “Security Agreement”).

The rights of each Purchaser to receive payments under its Notes are subordinate to the rights of NH Expansion Credit Fund Holdings LP (“North Haven Expansion”) pursuant to a subordination agreement, which the Company and the Purchasers entered into with North Haven Expansion on June 18, 2024, in connection with the Private Placement (the “Subordination Agreement”).

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a registration rights agreement with the Purchasers on June 18, 2024 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than sixty (60) days following the Closing Date to register the resale of the number of shares of common stock issuable upon conversion of the Notes and exercise of the Warrants issued pursuant to such Purchase Agreement (the “Registrable Securities”) and to cause the Registration Statement to become effective within one-hundred eighty (180) days following the Closing Date. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”), until all Registrable Securities have been sold, or may be sold without the requirement to be in compliance with Rule 144(c)(1) of the Securities Act and otherwise without restriction or limitation pursuant to Rule 144 of the Securities Act, as determined by the counsel to the Company.

Waiver Letter

In connection with the Purchase Agreement, each Purchaser delivered a waiver letter (the “Waiver Letter”) to the Company, pursuant to which the Purchaser waived, through December 31, 2024, the Company’s obligation to (i) effect a reverse stock split of its common stock on or before December 31, 2023 pursuant to the Notes and the Warrants; (ii) reserve a specified number of shares of Company common stock from its duly authorized capital stock and amend the Company’s Articles of Incorporation to increase the number of authorized but unissued shares of common stock, in each case pursuant to the Purchase Agreement; and (iii) register the shares underlying the Notes and Warrants pursuant to the Registration Rights Agreement.

Letter Agreement

In connection with the Purchase Agreement, each Purchaser also delivered a letter agreement (the “Letter Agreements”) to the Company, pursuant to which the Purchasers agreed to receive shares of the Company’s common stock in exchange for the Notes and the Warrants (i) upon the Company effecting a reverse stock split of its outstanding common stock or (ii) immediately prior to the closing of the Company’s planned business combination with SEP Acquisition Corp. (“SEPA”).  Pursuant to the Letter Agreements, the Purchasers will receive, in the form of Company common stock at an exchange ratio of $0.04 per share, the full amount of principal and interest that would be due and payable on the Notes as of the maturity date. First Warrants will be exchanged for 0.85 shares of Company common stock per share that are subject to such First Warrants, and Second Warrants will be exchanged for 0.9 shares of Company common stock per share that are subject to such Second Warrants. The Purchasers will pay no new consideration to the Company in connection with these exchanges.

Promissory Note

On June 18, 2024, the Company issued a promissory note to Manchester Explorer, L.P. (“Manchester”) in an aggregate principal amount of $0.5 million (the “Promissory Note”). The Promissory Note bears interest at a rate of fifteen percent (15%) per annum and matures on December 18, 2024 (the “Maturity Date”).  Prepayment of the Promissory Note by the Company is permitted in whole or in part, at any time or from time to time, without penalty, upon seven calendar days’ prior written notice.  Unless the Promissory Note is prepaid in full, the principal amount and accrued interest shall be due and payable on the Maturity Date.

Manchester is a beneficial owner of more than five percent of the Company’s common stock, and Morgan Frank, the Chairman of the Company’s Board of Directors and Chief Executive Officer, serves as a portfolio manager and a consultant for Manchester.

The foregoing descriptions of the Notes, the Promissory Note, the Warrants, the Purchase Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement, the Waiver Letters and the Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note, the Promissory Note, the forms of Warrants, the Purchase Agreement, the Security Agreement, the Subordination Agreement, the Registration Rights Agreement, the form of Waiver Letter and the form of Letter Agreement, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities in the Private Placement were offered and sold in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof. Each Purchaser represented that it was an accredited investor.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and SEPA’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include, without limitation, the satisfaction of the closing conditions to the consummation of the transactions contemplated by the merger agreement (the “Transactions”); the timing of the closing of the Transactions; and expected results for the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of the Company and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to consummate the Transactions, including due to conditions to the closing in the merger agreement, such as the requirement that SEPA shall have at least $12.0 million at closing resulting from proceeds of (a) SEPA’s Class A common stock that has not been redeemed and (b) a private placement; (3) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transactions; (4) the inability to obtain or maintain the listing of SEPA’s securities on Nasdaq following the Transactions; (5) costs related to the Transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company or SEPA may be adversely affected by other economic, business, and/or competitive factors; and (8) other risks and uncertainties identified in the proxy statement of the Company and the proxy statement/prospectus of SEPA relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company and SEPA. The Company and SEPA caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor SEPA undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Company and SEPA. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SEPA has filed a registration statement on Form S-4 with the SEC, which includes a document that serves as a prospectus and proxy statement of SEPA. In addition, the Company has filed a definitive proxy statement with the SEC, which has been sent to all of the Company’s stockholders. The Company has also filed other documents regarding the proposed transaction with the SEC. Investors and security holders of the Company are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they contain important information about the proposed transaction.

Stockholders can obtain a copy of the proxy statement, and other documents filed with the SEC without charge, by directing a request to the Company at 11495 Valley View Road, Eden Prairie, Minnesota 55344, or by calling (952) 656-1029. Investors and stockholders will also be able to obtain free copies of the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company or SEPA through the website maintained by the SEC at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SEPA, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Future Advance Convertible Promissory Note issued to certain purchasers, dated June 18, 2024
4.2	Promissory Note issued to Manchester Explorer, L.P., dated June 18, 2024
4.3	Forms of Common Stock Purchase Warrants issued to certain purchasers, dated June 18, 2024
10.1	Securities Purchase Agreement, dated June 18, 2024, by and among the Company and the purchasers identified on the signature pages thereto
10.2	Security Agreement, dated June 18, 2024, by and among the Company and certain lenders
10.3	Subordination Agreement, dated June 18, 2024, by and among the Company, NH Expansion Credit Fund Holdings LP and certain creditors
10.4	Registration Rights Agreement, dated June 18, 2024, by and among the Company and certain lenders
10.5	Form of waiver letter with purchasers in June 2024 offering
10.6	Form of letter agreement with purchasers in June 2024 offering
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: June 21, 2024	By:	/s/ Peter Sorensen
	Name:	Peter Sorensen
	Title:	Chief Financial Officer